UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2023

Date of Report (Date of earliest event reported)

flooidCX Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14747 N Northsight Blvd Ste 111-218 Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

(702) 323-6455

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01  Changes in Registrant’s Certifying Accountant.

On December 15, 2023 flooidCX Corp. (the “Company”) received written notification from Macias Gini & O'Connell LLP (“MGO”) of their decision to not stand for reappointment as the Company’s independent registered public accounting firm for the period ending December 31, 2023.  MGO has served as the Company’s  independent registered public accounting firm since October 20, 2022.

MGO’s report on the consolidated financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report contained an explanatory paragraph indicating that there was doubt about the ability of the Company to continue as a going concern. The circumstances surrounding this disclosure were not alleviated in the Company’s quarterly reports on Forms 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

During the Company’s fiscal year ending December 31, 2023 (through the date of their letter) (i) there were no “disagreements” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1934, as amended (the “Exchange Act”) between the Company and MGO on any matter of accounting principles or practice, financial statement disclosures or audit scope or procedure, which disagreement, if not resolved to MGO’s satisfaction, would have caused MGO to make reference to the subject matter of such disagreement in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no “reportable events” (as defined in 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than the material weakness in internal control over financial reporting identified for the year ended December 31, 2022 as described in Item 9A to the Company’s annual report on Form 10-K for the year ended December 31, 2022 which material weakness was also reflected in Item 4 of the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023.

The Company has provided a copy of the foregoing disclosures to MGO prior to the date of filing of this report and requested that MGO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

Regulation S-K Number	Document

16.1	Letter from Macias Gini & O’Connell LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flooidCX Corp.

Date: January 9, 2024	By:	/s/ Dennis M. Danzik
Dennis M. Danzik, Chief Executive Officer

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